UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 13, 2013, the Corporation published a press release announcing the pricing of its private offering of $150 million aggregate principal amount of 1.75% Convertible Senior Notes due 2018 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As an update to its previous announcements, the Corporation is completing the first $39 million of the previously announced stock repurchase by acquisitions made from buyers of the convertible senior notes to help facilitate the issuance of the notes. The Corporation is promptly pursuing repurchases of the balance of its previously announced initial repurchases of $100 million through individually negotiated transactions and an accelerated share repurchase plan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press release, dated November 13, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 13, 2013

EMULEX CORPORATION

By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach
Executive Vice President and Chief Financial Officer

Form 8-K Page 3

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release, dated November 13, 2013

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